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EXHIBIT NO. 10.16

            SIXTH AMENDMENT AND OMNIBUS AMENDMENT TO CREDIT AGREEMENT

                  THIS SIXTH AMENDMENT (this "AMENDMENT") to CREDIT AGREEMENT among SPINNAKER COATING, INC., a Delaware corporation, formerly known as Brown-Bridge Industries, Inc. ("COATING"), ENTOLETER, INC., a Delaware corporation ("ENTOLETER"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM" and, together with Coating and Entoleter, the "BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR" and, together with the Borrowers, the "CREDIT PARTIES"), the financial institutions from time to time party thereto as lenders (the "LENDERS"), and TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor of Transamerica Business Credit Corporation), as agent (in such capacity the "AGENT") for the Lenders, is made as of March 28, 2001 among the Credit Parties and the undersigned Lenders.

                              W I T N E S S E T H :

                  WHEREAS, the Credit Parties, the Lenders and the Agent are parties to the Credit Agreement, dated as of August 9, 1999 (as amended, restated or otherwise modified from time to time prior to the date of effectiveness of this Amendment, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein);

                  WHEREAS, the Credit Parties have requested that the Lenders
(i) extend the Expiration Date; (ii) reset the financial covenants set forth in
Section 7.2 (r), (t) and (u) of the Credit Agreement; and (iii) make certain other amendments to the Credit Agreement; and

                  WHEREAS, the Lenders are agreeable to such request, but only on the terms and subject to the conditions set forth herein.

                  WHEREAS, Transamerica Business Credit Corporation has assigned all of its rights and obligations under the Credit Agreement, the Revolving Notes and the other Credit Documents to Transamerica Business Capital Corporation (the "ASSIGNMENT").

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, the Credit Parties and the Lenders agree to amend the Credit Agreement effective as of December 31, 2000 as follows:

                  (a) Section 1.1 of the Credit Agreement is hereby amended to add the following new defined terms in alphabetical order:

                  "AMENDMENT NO. 6" means that certain Sixth Amendment to Credit Agreement dated as of December 31, 2000 by and among the Credit Parties, the Lenders and the Agent.



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                           "CAPITAL INFUSION" is defined in Section 7.1(w).

                  (b) The definition of "COATING BORROWING BASE" is hereby amended and restated to read in its entirety as follows:

                           "COATING BORROWING BASE" means, on any day, an amount
                  equal to the sum of (a) the Coating Accounts Borrowing Base on such day, (b) the Coating Inventory Borrowing Base on such day and (c) commencing on the date the Credit Parties have complied with Section 7.1(r), an amount equal to the "Additional Fixed Asset Availability" then applicable. As used herein, "Additional Fixed Asset Availability" shall mean the amount of $3,000,000 which amount shall be reduced by $50,000 on April 1, 2001 and by $50,000 on the first day of each month occurring thereafter until such amount is reduced to zero.

                  (c) The definition of "EXPIRATION DATE" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "EXPIRATION DATE" means the earlier of June 30, 2002
                  and the date of termination of the Commitments pursuant to the terms hereof.

                  (d) Section 7.1 of the Credit Agreement is hereby amended by adding at the end thereof, the following new subsection (w):

                           (w) CAPITAL INFUSION. Guarantor shall have received
                  from Electrical Tape not less than $6,500,000 in cash dividends (the "Capital Infusion") in accordance with the schedule set forth below, and shall have, concurrent with receipt thereof, contributed such amounts to the capital of Borrowers and caused the Borrowers to concurrently apply such amounts to repayment of the Loans. The Capital Infusion shall have been received by Guarantor as follows: (a) Guarantor shall have received not less than $2,000,000 of the Capital Infusion on or prior to the execution and delivery of Amendment No. 6; and (b) Guarantor shall have received the remaining balance of the Capital Infusion on or before the earlier of (i) April 13, 2001 or (ii) the date on which the scheduled payment of interest is funded by Guarantor in respect of the Senior Notes.

                  (e) Section 7.2(r) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (r) CAPITAL EXPENDITURES. The Credit Parties and
                  their Restricted Subsidiaries will not at any time make or commit to make any payments for Capital Expenditures other than Capital Expenditures which are directly related to the business conducted by the Borrowers and their Restricted Subsidiaries on the Closing Date:

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                                    (i) in the aggregate not exceeding the
                  amount (the "BASE AMOUNT") for each six month period (or portion thereof) set forth below:

                  Period                                         Amount
                  ------                                         ------
                  July 1, 1999 through December 31, 1999         $1,400,000

                  January 1, 2000 through June 30, 2000          $1,600,000

                  July 1, 2000 through December 31, 2000         $1,700,000

                  January 1, 2001 through June 30, 2001          $1,700,000

                  July 1, 2001 through December 31, 2001         $1,700,000

                  January 1, 2002 through June 30, 2002          $1,700,000

                  ; PROVIDED, HOWEVER, (a) for any six month period commencing with the six month period ending December 31, 1999 and ending with the six month period expiring on December 31, 2000, the Base Amount set forth above for such periods may be increased by carrying over to any such six month period any portion of the Base Amount not spent in the immediately preceding six month period (but not in any period prior thereto) and (b) for any six month period from and after January 1, 2001, no increase to the Base Amount shall be permitted notwithstanding any failure to spend the Base Amount in the immediately preceding six month period; provided, further, that the Borrower may, with the prior written consent of the Agent, apply up to $5,000,000 of the Central Proceeds to make Capital Expenditures to purchase a short-run coater machine; and

                           (ii) at any time in an aggregate amount equal to the
                  Equity Proceeds Amount at such time (which Capital Expenditures will not be included in any determination under clause (i) above).

                  (f) Section 7.2(t) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (t) MINIMUM CONSOLIDATED NET WORTH. The Credit
                  Parties will not permit the Consolidated Net Worth, at any time during each fiscal period set forth below, to be less than (i) 100% of the aggregate Net Cash Proceeds received by a Credit Party from any Person (other than a Subsidiary of a Credit Party) from the issuance or sale of capital stock of any Credit Party from the Closing Date through the last day of such fiscal period, PLUS (ii) the amount set forth below opposite such period:


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
                  Period
                  ------                                          Consolidated
                                                                  Net Worth
                                                                  ---------

                  July 1, 1999 through September 30, 1999         $10,900,000
                  October 1, 1999 through December 31, 1999       $10,000,000
                  January 1, 2000 through March 31, 2000          $8,800,000
                  April 1, 2000 through June 30, 2000             $6,700,000
                  July 1, 2000 through September 30, 2000         $6,000,000
                  October 1, 2000 through December 31, 2000       -$1,800,000
                  January 1, 2001 through March 31, 2001          -$2,100,000
                  April 1, 2001 through June 30, 2001             -$3,400,000
                  July 1, 2001 through September 30, 2001         -$10,100,000
                  October 1, 2001 through December 31, 2001       -$12,500,000
                  January 1, 2002 through March 31, 2002          -$15,000,000
                  April 1, 2002 through June 30, 2002             -$17,000,000

                  ; PROVIDED, that with respect to all testing periods in which Senior Notes are prepaid or redeemed with the Net Cash Proceeds from the Central Sale, Consolidated Net Worth shall be adjusted for extraordinary gains or losses and finance charges related to such prepayment or redemption and the interest expense (net of taxes) on the Senior Notes so prepaid or redeemed; PROVIDED, FURTHER, that when computing Consolidated Net Worth for all testing periods from and after October 1, 2000 through and including June 30, 2002, the amount of Consolidated Net Worth shall be increased by the aggregate amount of Permitted Restructuring Charges (net of taxes) actually incurred during such testing period which have had, without duplication, the direct effect of reducing the Credit Parties' Consolidated Net Worth for such testing period. Additionally, for purposes of clarity, the amount of the Capital Infusion actually received in such testing period by the Borrowers shall, without duplication, be permitted as an additive item in computation of the Consolidated Net Worth for such testing period.

                  (g) Section 7.2(u) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (u) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO.
                  The Credit Parties will not permit Consolidated Fixed Charge Coverage Ratio, for each fiscal period set forth below, to be less than the ratio set forth below opposite such period:


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
                  Period                                                      Ratio
                  ------                                                      -----
                  July 1, 1999 through September 30, 1999                     .50 : 1.00
                  July 1, 1999 through December 31, 1999                      .40 : 1.00
                  July 1, 1999 through March 31, 2000                         .40 : 1.00
                  July 1, 1999 through June 30, 2000                          .50 : 1.00
                  October 1, 1999 through September 30, 2000                  .35 : 1.00
                  January 1, 2000 through December 31, 2000                   Not applicable
                  January 1, 2001 through March 31, 2001                      .25 : 1.00
                  January 1, 2001 through June 30, 2001                       .75 : 1.00
                  January 1, 2001 through September 30, 2001                  .75 : 1.00
                  January 1, 2001 through December 31, 2001                   .75 : 1.00
                  April 1, 2001 through March 31, 2002                        .75 : 1.00
                  July 1, 2001 through June 30, 2002                          .75 : 1.00

                  ; PROVIDED, however, that in computing the Consolidated Fixed Charge Coverage Ratio for all testing periods from and after October 1, 2000 through and including June 30, 2002, the amount of Adjusted EBITDA for any such testing period shall be increased by the sum of (x) the amount of the Permitted Restructuring Charges actually incurred during such testing period which have had, without duplication, the direct effect of reducing the Credit Parties' consolidated Specified Net Income and (y) the amount of the Capital Infusion actually received by the Borrowers during such testing period.

                  (h) Section 7.2(z) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (z) PERMITTED RESTRUCTURING CHARGES During the period
                  from October 1, 2000 through June 30, 2002 the Borrowers shall not incur aggregate cash Restructuring Charges in excess of $3,100,000 nor incur aggregate cash and non-cash Restructuring Charges in excess of $4,200,000 (collectively, the "Permitted Restructuring Charges"), PROVIDED, FURTHER, that without limiting the foregoing, in no event shall the amount of such Permitted Restructuring Charges (whether cash or non-cash) incurred during the period from January 1, 2001 through June 30, 2002 exceed $1,800,000.

                  (i) Section 8.1(c) of the Credit Agreement is hereby amended and restated to read as follows:

                           (c) a Credit Party shall fail to perform or observe
                  any term, covenant or agreement contained in Section 7.1(b),
                  (c), (e), (f), (u) and (w) and 7.2 of this



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                  Credit Agreement, Section 4(b), (d) or (e) of the Security
                  Agreement, or Section 2(h) of the Intellectual Property Security Agreement; or


        2. CONSENT AND OMNIBUS AMENDMENT TO CREDIT AGREEMENT. Each Credit Party and Lender hereby consents to the Assignment and agrees to take all actions and execute and deliver all instruments and documents reasonably requested by the Agent to evidence and confirm the assignment and delegation of all rights and obligations under each of the Credit Documents of Transamerica Business Credit Corporation to Transamerica Business Capital Corporation. Subject to the satisfaction of the conditions to effectiveness set forth in
Section 3 hereof, the Credit Parties and the Lenders agree that each of the Credit Documents is hereby amended to cause all references to Transamerica Business Credit Corporation to be deemed to be references to Transamerica Business Capital Corporation.

        3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of December 31, 2000, upon satisfaction of the following conditions:

                  (a) the Agent shall have received this Amendment, duly executed by each of the Credit Parties and the Required Lenders;

                  (b) the Agent shall have received a secretary's or assistant secretary's certificate of each Credit Party regarding the incumbency of each of the officers authorized to sign this Amendment and certifying and attaching the board resolutions authorizing the execution, delivery and performance of this Amendment;

                  (c) each of the representations and warranties set forth in
Section 3 hereof shall be true and correct in all respects;

                  (d) the Agent shall have received written evidence, in form and substance satisfactory to the Agent, that the maturity date of the SDW Subordinated Note has been extended to a date on or after July 31, 2002;

                  (e) the Agent and the Credit Parties shall have executed a side letter regarding required meetings among the Agent and the Credit Parties to assess the financial performance of the Credit Parties;

                  (f) the Agent shall have received for the ratable benefit of the Lenders an amendment fee of $50,000 from Borrowers in respect of this Amendment;

                  (g) the Agent shall have received written evidence, in form and substance satisfactory to Agent, that Guarantor shall have received not less than $2,000,000 of the Capital Infusion; and

                  (h) the Agent shall have received from the Borrowers for the benefit of Transamerica Business Capital Corporation duly executed Revolving Notes amended and restated to reflect the Assignment.

        4. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each Credit Party represents and warrants that:

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                  (a) the execution, delivery and performance by such Credit
Party of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

                  (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

                  (c) no Change of Control or other Event of Default has occurred or remains outstanding as of the date hereof.

        5. FEES AND EXPENSES. The Credit Parties shall pay for all of the reasonable costs and expenses incurred by the Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent. The Credit Parties acknowledge and agree that the Agent may charge any fees and all such costs and expenses which may be owing to the Agent under this Amendment and/or any other Credit Document to such of the Borrowers' Loan Accounts as Agent may elect in its discretion.

        6. METHODOLOGY FOR COMPUTING CONSOLIDATED NET WORTH. For purposes of clarity, parties hereto agree that Consolidated Net Worth shall be computed in accordance with the methodology utilized in the pro forma calculations in
Exhibit I attached hereto. The parties hereto acknowledge and agree that the computations in such Exhibit I are for illustrative purposes only and the actual dollar amounts to be utilized for each respective element of such computations shall be based upon the actual financial results of the Credit Parties for the applicable testing periods.

        7.        MISCELLANEOUS.

                  (a) Except as expressly amended herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect. Each Credit Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

                  (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and all references in the Credit Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or

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remedy of the Agent or any Lender under any of the Credit Documents, or constitute an amendment or waiver of any provision of any of the Credit
Documents.

                  (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

                  (e) This Amendment shall constitute a Credit Document.


        8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).



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